UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22969

PALMER SQUARE OPPORTUNISTIC INCOME FUND
(Exact name of registrant as specified in charter)

1900 Shawnee Mission Parkway Suite 315

Mission Woods, KS 66205
(Address of principal executive offices) (Zip code)

Scott Betz

Chief Compliance Officer

1900 Shawnee Mission Parkway Suite 315

Mission Woods, KS 66205
(Name and address of agent for service)

(816) 994-3200

Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: July 31, 2022

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Opportunistic Income Fund

(PSOIX)

ANNUAL REPORT

JULY 31, 2022

Palmer Square Opportunistic Income Fund

Table of Contents

Letter to Shareholders	1
Fund Performance	8
Consolidated Schedule of Investments	9
Consolidated Statement of Assets and Liabilities	32
Consolidated Statement of Operations	33
Consolidated Statements of Changes of Net Assets	34
Consolidated Statement of Cash Flows	35
Consolidated Financial Highlights	36
Notes to Consolidated Financial Statements	37
Report of Independent Registered Public Accounting Firm	56
Supplemental Information	57
Expense Example	59

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Opportunistic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Opportunistic Income Fund (PSOIX)

July 2022

Fund Refresher

As a refresher, the Palmer Square Opportunistic Income Fund (“PSOIX” or the “Fund”) seeks to not only capture a high level of current income, but also long-term capital appreciation by investing with a flexible mandate to find the best relative value opportunities across corporate credit and structured credit.

Performance Summary

The Fund returned -4.96% (net of fees) for the fiscal year-ending 7/31/2022, driven by broad based credit spread widening* seen across the entire market. However, we remain confident in our positioning in CLO Debt, bank loans and high yield bonds and believe the total return outlook hasn’t looked this constructive since mid-2020.

Fund Performance Net of Fees as of 7/31/2022 (inception 8/29/2014*)

	YTD 2022	2021	2020	2019	2018	2017	2016	2015	2014*
PSOIX	-6.38%	6.66%	5.92%	7.59%	-0.47%	11.04%	12.10%	-5.32%	-0.76%

	1 Year	3 Years	5 Years	Since Inception Annualized
PSOIX	-4.96%	2.70%	3.17%	3.61%

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot by quarter.

	6/30/2021	9/30/2021	12/31/2021	3/31/2022	7/31/2022
Interest Rate Duration*	0.48 yrs	0.49 yrs	0.49 yrs	0.48 yrs	0.51 yrs
Spread Duration*	2.22 yrs	2.31 yrs	2.40 yrs	2.97 yrs	3.58 yrs
Credit Spread	546	585	553	633	849
Weighted Average Price	$98.19	$98.06	$98.5	$94.3	$90.3
Yield to Expected Call*	5.95%	6.33%	6.39%	8.23%	11.01%
Yield to Maturity	6.49%	7.15%	6.61%	7.90%	10.22%
Current Yield	5.66%	6.17%	5.56%	5.92%	8.49%
Beta vs. S&P 500	0.51	0.51	0.48	0.47	0.44
Beta vs. Bloomberg Barclays U.S. Aggregate Bond Index	0.33	0.32	0.32	0.31	0.31

Past performance does not guarantee future results. *Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Allocation / Attribution Summary

Select Portfolio Attribution and Characteristic Dashboard

Allocation	7/31/2022 Allocation	8/1/2021 to 7/31/2022 Gross Attribution	Average Price	Yield to Expected Call*
CLO Debt	65%	-2.33%	$88.9	11.62%
Bank Loans	20%	0.11%	$95.1	7.92%
High Yield Bonds	12%	-0.50%	$90.1	7.68%
Sub Notes	6%	-0.51%	$52.0	17.46%
ABS/MBS	1%	0.15%	$88.1	9.02%
IG Corp Debt	0%	0.14%	$86.8	3.89%

Asset-backed Securities (ABS), Mortgage-backed Securities (MBS).

Historic Positioning Detail by Asset Type:

	6/30/2021 Allocation	9/30/2021 Allocation	12/31/2021 Allocation	3/31/2022 Allocation	7/31/2022 Allocation	8/1/2021 to 7/31/2022 Gross Attribution
CLO Debt	71%	73%	65%	64%	65%	-2.33%
Bank Loans	12%	11%	9%	9%	20%	0.11%
High Yield Bonds	4%	5%	5%	8%	12%	-0.50%
Sub Notes	3%	7%	7%	8%	6%	-0.51%
ABS/MBS	3%	3%	2%	1%	1%	0.15%
IG Corp Debt	0%	1%	1%	1%	0%	0.14%

Please note the allocation above is on a gross exposure basis as a percent of NAV, does not include cash and may not sum to 100%. Gross attribution does not include hedges, expenses and fees if applicable. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Attribution refers to the process of measuring returns generated by various sources.

Outlook / Focus on CLO Relative Value

Issuance Forecast and Outlook

•	CLO issuance is off to a strong start in 2022 with about $82BN in new issue volumes through the first half. This is impressive given the volatility we have seen so far this year and is only down 10% from last year’s record setting issuance. The size of the CLO market continues to grow in the U.S. and is now $900BN and over $1.1 trillion globally, which is now the largest credit sector within securitized products. For the remainder of 2022, we see issuance slowing down modestly to $125BN. CLO structures have continued to perform well over time and with higher rates and wider spreads; we believe demand will continue.

•	After a period of negative performance, it’s always worthwhile to try to assess what is being priced into valuations. Looking at credit specifically, there are several lenses which one can assess value: Yield to maturity, current yield, credit spread, cash price, duration, convexity, etc. In many cases, credit is looking attractive in all of the aforementioned ways. We discuss the CLO BB upside potential above, but also see opportunities now across other areas of credit. Taking U.S. high yield as an example, after looking relatively expensive for all of 2021, the index now trades at a price of $90, yields 7.75% (highest since 2016 outside of the 3rd week of March 2020 and June 2022), with a spread of 469bps, and a breakeven spread widening of 106bps (which means the index spread could widen a further 106bps over the next 12 months before one lost money on $1 invested). Similar pictures can be painted for bank loans. In general, credit went from pricing in very little slowdown in economic growth earlier in the year to pricing in a significant slowdown currently, but not yet a full proper recession. Equities, on the other hand, do not appear to be pricing in a slowdown at all. Consensus earnings forecast still see y/y growth in 2022 and 2023. The negative return of equities YTD has been almost entirely due to multiples moving lower, which is a function of interest rates increasing.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

•	The Palmer Square house view sees something closer to a slowdown in growth (i.e. modest technical recession) rather than a full recession (1980s style) and material credit cycle. This is based on several factors that we believe will limit the economic damage from higher interest rates. First, corporate America is positioned well to weather a storm. As we have highlighted in several past letters, corporate borrowers have largely been improving their credit profiles since the pandemic – reducing debt, cutting costs, building cash buffers, extending maturities, etc. Second, the financial system is as sound as ever. Thanks to various regulatory initiatives post Global Financial Crisis (GFC), U.S. banks are more capitalized than ever which will allow them to continue extending credit in a downturn. Third, the consumer overall remains in good shape. Although we acknowledge that recent data suggests the lower income brackets are being hit hard by inflation, it should be noted that the consumer is in significantly better shape than in 2007. We think the fact that the 3 main prongs of the economy are in decent shape puts a floor on growth at some point.

Relative Value and Current Upside potential

•	We see a lot of value in CLO debt at current levels, as spreads are near the wides only seen for a few short periods since 2008. If CLO debt levels return to their average post crisis spreads, total return potential is very attractive. Please see the table below highlighting current price/spreads and potential upside from current levels. Yield to expected illustrates yields if spreads were to stay the same and the bonds pull to par by maturity.

CURRENT SPREAD AND YIELD LEVELS
Rating	Current Avg Price	Discount Margin	Yield to Expected
CLO AAA	$97.90	177	4.66%
CLO AA	$95.71	250	5.26%
CLO A	$94.20	316	5.87%
CLO BBB	$91.24	481	7.54%
CLO BB	$85.93	928	12.14%
CLO B	$74.78	1314	16.13%

Source: JPM / Intex / Palmer Square. As of 7/29/2022. Below investment grade ratings are subject to higher risks. Figures shown are not indicative of the performance of the Fund.

•	CLO BBs remain a significant allocation in the portfolio and at current valuations offer a lot of potential value on an absolute and relative basis. As compared to High Yield (HY) opportunities, CLO BBs on a historical basis still look very cheap. CLO BBs currently pick up 453bps of spread versus HY, which looking back to 2012 is a 95th percentile reading (meaning CLO BBs have been relatively cheaper only 6% of the time). The median spread differential over the same time period is 239bps, which means CLO BBs need to tighten* about 214bps just to get back to historical average levels vs HY.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

CLO BB vs HY Spreads

Source: Bloomberg. As of 7/12/2022.

Fundamentals Remain Positive

•	As spreads drift wider with broader macro concerns, underlying loan fundamentals have been resilient. Loan defaults are still hovering near multi year lows at 0.90%, with only one default reported in June and none in July (see below). We expect defaults to remain low for the foreseeable future for two main reasons. First, the percentage of underlying CLO collateral trading at distressed levels (under $80) is currently less than 3%, which is typically a good barometer of future defaults. Second, loans with maturities before 2024 represent a small portion of the loan market at about 9%, meaning refinancing risk is low. The current CCC% in CLO portfolios is under 4% and still have ample cushion to withstand an uptick in downgrades.

Exhibit 1 - Loan default rates continue to decline

Source: Credit Suisse. As of 7/29/2022.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Exhibit 2 - Loan Maturity Wall

Source: Morgan Stanley, S&P LCD. As of 5/27/2022.

Exhibit 3 - CCC assets continue to decline in CLO Portfolios

Source: Morgan Stanley, Intex. As of 7/29/2022.

Summary

Given the portfolio positioning, we are confident in the outlook moving forward. We believe our portfolio is embedded with strong catalysts that will not only drive potential returns, but will also help mitigate volatility. More specifically, the portfolio has high current yield and the potential to generate price appreciation, and finally the portfolio has been providing low interest rate and relatively low spread duration*.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994- 3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Opportunistic Income Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the Funds or for any other purpose.

This overview is a summary and does not purport to be complete. The Palmer Square Opportunistic Income Fund is a closed-end fund.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield To Call is the yield of a bond or note if you were to buy and hold the security until the call date. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid. Beta describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be “the equity market” and it has a beta of 1.0. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Yield to Expected Call considers contractual terms in a bond’s indenture or other similar governing document. A bond may be called before or after this date, which has the potential to increase or decrease the Yield to Expected Call calculation. All else equal, when a bond’s price is below par, Yield to Expected Call is a more conservative yield metric than Yield to Call. If a bond is not callable, Yield to Expected Call calculates the bond’s Yield to Maturity. Credit Spreads are often a good barometer of economic health - wide or widening (bearish sentiment) and narrowing/tight or tightening (bullish sentiment).

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The Bloomberg Barclays U.S. High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Allocation and credit quality distribution figures may not sum to 100%. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their employees or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The performance presented here is past performance and not indicative of future returns. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns. Past performance does not guarantee future results.

Collateralized Loan Obligations Risk – The Fund may invest in CLOs. The Fund is subject to asset manager, legal and regulatory, limited recourse, liquidity, redemption, and reinvestment risks as a result of the structure of CLOs in which the Fund may invest. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by the Fund and the ability of the Fund to execute its investment strategy. CLO debt is payable solely from the proceeds of the CLO’s underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest and the CLO manager’s opportunities to invest may be limited.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure cont’d

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified,” meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds,” are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities).

The Palmer Square Opportunistic Income Fund is distributed by Foreside Fund Services LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square Opportunistic Income Fund

FUND PERFORMANCE at July 31, 2022 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund’s shares, made at its inception, with a similar investment in the Bloomberg Barclays US Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of July 31, 2022	1 Year	5 Years	Since Inception	Inception Date
Palmer Square Opportunistic Income Fund	-4.96%	3.17%	3.61%	8/29/14
Bloomberg Barclays US Aggregate Bond Index	-9.12%	1.28%	1.69%	8/29/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Expense ratio for the Fund was 2.02%, which was the amount stated in the current prospectus dated December 1, 2021, as amended June 3, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights Section of this report. The Advisor has contractually agreed to waive or reduce its fee and/or to absorb other operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. In the absence of such waivers, the Fund’s returns would be lower. This agreement is in effect until December 1, 2022, and it may be terminated before that date only by the Fund’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of July 31, 2022

Principal Amount[1]		Value
	BANK LOANS — 19.8%
500,000	AAdvantage Loyalty IP Ltd. 7.460% (1-Month USD Libor+475 basis points), 4/20/2028[2,3,4,5]	$493,750
748,041	Abe Investment Holdings, Inc. 6.125% (3-Month USD Libor+450 basis points), 2/19/2026[3,5,6]	731,584
748,087	Acrisure LLC 5.872% (1-Month USD Libor+350 basis points), 2/15/2027[3,5,6]	713,622
750,000	AHP Health Partners, Inc. 4.000% (1-Month USD Libor+350 basis points), 8/23/2028[2,3,4,5]	710,156
500,000	AI Aqua Merger Sub, Inc. 5.436% (1-Month USD Libor+400 basis points), 7/30/2028[3,5,6]	473,375
748,116	Alliant Holdings Intermediate LLC 5.656% (1-Month USD Libor+350 basis points), 11/12/2027[3,5]	724,385
500,000	American Airlines, Inc. 2.840% (3-Month USD Libor+200 basis points), 12/14/2023[3,5]	492,382
500,000	American Rock Salt Co. LLC 9.620% (1-Month USD Libor+725 basis points), 6/11/2029[3,5]	470,000
748,052	Amynta Agency Borrower, Inc. 4.709% (3-Month USD Libor+450 basis points), 2/28/2025[2,3,4,5]	724,208
498,750	AP Gaming I LLC 6.204% (1-Month Term SOFR+400 basis points), 2/15/2029[3,5]	471,633
997,422	Aptean, Inc. 5.916% (1-Month USD Libor+425 basis points), 4/23/2026[3,5]	956,283
850,000	Artera Services LLC 9.500% (3-Month USD Libor+725 basis points), 3/6/2026[3,5,6]	568,289
	Aruba Investments Holdings, LLC
246,884	6.259% (1-Month USD Libor+400 basis points), 11/24/2027[3,5,6]	230,220
400,000	10.009% (1-Month USD Libor+775 basis points), 11/24/2028[3,5,6]	374,000
748,120	Ascend Learning LLC 5.166% (1-Month USD Libor+350 basis points), 12/10/2028[3,5]	710,307
750,000	AssuredPartners, Inc. 4.000% (1-Month Term SOFR+350 basis points), 2/13/2027[2,3,4,5]	716,250
	Asurion LLC
250,000	3.582% (1-Month USD Libor+300 basis points), 11/3/2023[2,3,4,5]	246,608
750,000	7.622% (1-Month USD Libor+525 basis points), 2/3/2028[3,5,6]	646,687
748,057	BCP Renaissance Parent LLC 5.025% (1-Month Term SOFR+350 basis points), 10/31/2026[3,5]	730,601
750,000	Boxer Parent Co., Inc. 3.750% (1-Month USD Libor+375 basis points), 10/2/2025[2,3,4,5]	724,110
673,138	Caesars Resort Collection LLC 3.500% (1-Month USD Libor+350 basis points), 7/20/2025[2,3,4,5]	661,489
295,509	Canada Goose, Inc. 5.750% (1-Month USD Libor+350 basis points), 10/7/2027[3,5,6,7]	286,461

Palmer Square Opportunistic Income Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2022

Principal Amount[1]		Value
	BANK LOANS (Continued)
296,250	CCI Buyer, Inc. 6.054% (1-Month Term SOFR+400 basis points), 12/17/2027[3,5,6]	$281,438
150,000	CCS-CMGC Holdings, Inc. 10.575% (3-Month USD Libor+900 basis points), 10/1/2026[3,5,6]	147,000
1,000,000	Central Parent, Inc. 6.610% (1-Month Term SOFR+450 basis points), 7/6/2029[3,5]	974,005
500,000	Chemours Co. 4.950% (3-Month EUR Libor+200 basis points), 4/3/2025[2,3,4,5,6]	490,597
746,321	CP Atlas Buyer, Inc. 6.122% (1-Month USD Libor+375 basis points), 11/23/2027[3,5,6]	658,882
748,087	Dcert Buyer, Inc. 6.372% (3-Month USD Libor+400 basis points), 10/16/2026[3,5]	726,314
800,000	Dedalus Finance GmbH 3.500% (3-Month EUR Libor+375 basis points), 5/31/2027[2,3,4,5]	793,136
750,000	Deerfield Dakota Holding LLC 4.750% (1-Month Term SOFR+375 basis points), 4/9/2027[2,3,4,5]	729,375
748,116	Dotdash Meredith, Inc. 5.699% (1-Month Term SOFR+400 basis points), 12/1/2028[3,5]	678,915
748,120	EAB Global, Inc. 6.306% (1-Month USD Libor+350 basis points), 8/16/2028[3,5]	715,790
738,750	ECI Macola/Max Holding LLC 6.000% (1-Month USD Libor+375 basis points), 11/9/2027[3,5,6]	720,976
748,077	Ensemble RCM LLC 4.049% (3-Month USD Libor+375 basis points), 8/1/2026[2,3,4,5]	732,962
	Excelitas Technologies Corp.
400,000	3.500% (3-Month EUR Libor+350 basis points), 12/1/2024[2,3,4,5,6]	395,033
497,396	5.750% (3-Month USD Libor+350 basis points), 12/1/2024[3,5,6]	489,935
748,125	Fertitta Entertainment LLC 5.034% (1-Month Term SOFR+400 basis points), 1/27/2029[2,3,4,5]	715,492
750,000	Forest City Enterprises LP 3.500% (1-Month USD Libor+350 basis points), 12/7/2025[2,3,4,5]	718,282
750,000	Gainwell Acquisition Corp 4.750% (1-Month USD Libor+400 basis points), 10/1/2027[2,3,4,5]	729,686
746,131	Global Medical Response, Inc. 6.622% (3-Month USD Libor+425 basis points), 3/14/2025[3,5,6]	714,887
591,034	Great Outdoors Group LLC 6.122% (1-Month USD Libor+375 basis points), 3/5/2028[3,5,6]	542,460
498,533	Guggenheim Partners Investment Management Holdings LLC 3.500% (3-Month USD Libor+275 basis points), 7/22/2023[2,3,4,5]	493,807
748,057	Hyland Software, Inc. 5.872% (1-Month USD Libor+350 basis points), 7/1/2024[3,5]	735,901
686,682	Idera, Inc. 5.470% (1-Month USD Libor+375 basis points), 3/2/2028[3,5,6]	641,478

Palmer Square Opportunistic Income Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2022

Principal Amount[1]		Value
	BANK LOANS (Continued)
	INEOS U.S. Finance LLC
448,825	4.593% (3-Month USD Libor+200 basis points), 3/31/2024[2,3,4,5,6]	$438,572
464,271	4.593% (3-Month USD Libor+200 basis points), 3/31/2024[2,3,4,5,6]	453,665
400,000	IQVIA, Inc. 4.270% ( 1-Month EUR Libor+200 basis points), 3/7/2024[2,3,4,5]	400,272
319,107	Isagenix International LLC 7.935% (3-Month USD Libor+575 basis points), 6/14/2025[3,5,6]	190,401
645,133	Ivanti Software, Inc. 5.848% (1-Month USD Libor+425 basis points), 12/1/2027[3,5,6]	553,605
748,077	Jazz Acquisition, Inc. 6.620% (3-Month USD Libor+425 basis points), 6/19/2026[3,5]	706,132
762,119	Kestrel Acquisition LLC 6.630% (3-Month USD Libor+425 basis points), 6/30/2025[3,5,6]	714,365
197,594	LBM Acquisition LLC 5.416% (1-Month USD Libor+375 basis points), 12/18/2027[3,5,6]	170,460
	Life Time, Inc.
750,000	6.325% (1-Month USD Libor+475 basis points), 12/15/2024[3,5,6]	741,562
160,956	6.325% (1-Month USD Libor+475 basis points), 12/15/2024[3,5,6]	159,145
600,000	LSF9 Atlantis Holdings LLC 9.304% (1-Month Term SOFR+725 basis points), 3/31/2029[3,5,6]	564,000
496,250	Magenta Buyer LLC 7.050% (1-Month USD Libor+500 basis points), 7/27/2028[3,5,6]	473,122
750,000	Maxar Technologies, Inc. 6.677% (1-Month Term SOFR+425 basis points), 6/14/2029[3,5]	720,236
748,092	MH Sub I LLC 4.750% (1-Month USD Libor+375 basis points), 9/15/2024[2,3,4,5]	728,922
	Minotaur Acquisition, Inc.
628,875	7.177% (3-Month USD Libor+500 basis points), 3/29/2026[3,5,6]	596,255
748,067	7.177% (3-Month USD Libor+500 basis points), 3/29/2026[3,5,6]	709,265
	Mitchell International, Inc.
750,000	4.250% (1-Month USD Libor+375 basis points), 10/15/2028[2,3,4,5,6]	712,830
750,000	8.662% (1-Month USD Libor+650 basis points), 10/15/2029[3,5,6]	694,594
548,597	NFP Corp. 5.622% (1-Month USD Libor+325 basis points), 2/13/2027[3,5]	522,308
748,120	OneDigital Borrower LLC 4.750% (1-Month Term SOFR+425 basis points), 11/16/2027[2,3,4,5]	717,260
671,364	Oregon Clean Energy LLC 6.122% (3-Month USD Libor+375 basis points), 3/1/2026[3,5,6]	633,882
748,116	Pactiv Evergreen Group Holdings, Inc. 4.000% (1-Month USD Libor+350 basis points), 9/24/2028[2,3,4,5]	725,941
748,071	Peraton Corp. 6.122% (1-Month USD Libor+375 basis points), 2/1/2028[3,5]	728,906

Palmer Square Opportunistic Income Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2022

Principal Amount[1]		Value
	BANK LOANS (Continued)
748,077	PetVet Care Centers LLC 5.872% (1-Month USD Libor+350 basis points), 2/15/2025[3,5]	$720,260
247,500	Pluto Acquisition I, Inc. 6.076% (1-Month USD Libor+400 basis points), 6/20/2026[3,5,6]	205,425
100,000	Prairie ECI Acquiror LP 7.122% (3-Month USD Libor+475 basis points), 3/11/2026[3,5,6]	92,844
748,125	Pre-Paid Legal Services, Inc. 6.122% (1-Month USD Libor+375 basis points), 12/15/2028[3,5,6]	724,121
500,000	Quest Software, Inc. 10.227% (1-Month Term SOFR+750 basis points), 2/1/2030[3,5,6]	445,938
748,116	RealPage, Inc. 4.666% (1-Month USD Libor+325 basis points), 4/22/2028[3,5]	721,516
746,241	Red Planet Borrower LLC 6.122% (1-Month USD Libor+375 basis points), 9/30/2028[3,5,6]	637,569
750,000	Redstone Holdco 2 LP 10.519% (1-Month USD Libor+775 basis points), 8/6/2029[3,5,6]	633,754
400,000	Renaissance Holdings Corp. 9.372% (3-Month USD Libor+700 basis points), 5/29/2026[3,5,6]	380,200
491,094	Severin Acquisition LLC 5.308% (1-Month USD Libor+325 basis points), 8/1/2025[3,5,6]	478,940
550,000	SkyMiles IP Ltd. 6.460% (3-Month USD Libor+375 basis points), 10/20/2027[3,5,6,7]	557,012
245,616	Surf Holdings LLC 5.165% (3-Month USD Libor+350 basis points), 3/5/2027[3,5,6]	238,708
750,000	Surgery Center Holdings, Inc. 4.500% (1-Month USD Libor+375 basis points), 8/31/2026[2,3,4,5]	722,291
965,586	Traverse Midstream Partners LLC 5.250% (1-Month Term SOFR+425 basis points), 9/27/2024[3,5]	953,111
	U.S. Silica Co.
385,390	6.375% (3-Month USD Libor+400 basis points), 5/1/2025[3,5]	376,719
748,031	6.375% (3-Month USD Libor+400 basis points), 5/1/2025[3,5]	731,200
748,106	United Airlines, Inc. 6.533% (1-Month USD Libor+375 basis points), 4/21/2028[3,5]	723,138
750,000	Univision Communications, Inc. 6.254% (1-Month Term SOFR+425 basis points), 6/10/2029[3,5]	726,251
595,500	Vision Solutions, Inc. 6.783% (1-Month USD Libor+400 basis points), 5/28/2028[3,5,6]	553,219
748,120	Whatabrands LLC 4.916% (1-Month USD Libor+325 basis points), 8/3/2028[3,5]	714,792
748,101	Zelis Payments Buyer, Inc. 5.213% (1-Month USD Libor+350 basis points), 9/30/2026[3,5]	730,719
	Total Bank Loans
	(Cost $53,070,338)	51,806,178

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount[1]		Value
	BONDS — 79.8%
	ASSET-BACKED SECURITIES — 70.9%
	522 Funding CLO Ltd.
1,000,000	Series 2020-6A, Class F, 10.823% (3-Month USD Libor+804 basis points), 10/23/2034[5,6,8]	$806,078
1,500,000	Series 2019-5A, Class ER, 9.088% (3-Month Term SOFR+676 basis points), 4/15/2035[5,6,8]	1,335,747
1,000,000	Allegany Park CLO Ltd. Series 2019-1A, Class ER, 8.877% (3-Month Term SOFR+640 basis points), 1/20/2035[5,6,8]	857,958
1,000,000	ALM Ltd. Series 2020-1A, Class D, 8.512% (3-Month USD Libor+600 basis points), 10/15/2029[5,6,8]	910,032
1,400,000	Anchorage Credit Funding Ltd. Series 2015-1A, Class ERV, 6.700%, 7/28/2037[6,8]	1,175,064
750,000	Annisa CLO Series 2016-2A, Class DR, 5.710% (3-Month USD Libor+300 basis points), 7/20/2031[5,6,8]	688,734
925,000	Apidos CLO Series 2017-28A, Class D, 8.210% (3-Month USD Libor+550 basis points), 1/20/2031[5,6,8]	784,575
1,000,000	Apidos CLO Series 2012-11A, Class DR3, 6.490% (3-Month USD Libor+375 basis points), 4/17/2034[5,6,8]	990,302
1,000,000	Apres Static CLO Ltd. Series 2019-1A, Class DR, 10.272% (3-Month USD Libor+776 basis points), 10/15/2028[5,6,8]	958,420
	Ares CLO Ltd.
1,000,000	Series 2017-42A, Class E, 8.809% (3-Month USD Libor+605 basis points), 1/22/2028[5,6,8]	883,179
650,000	Series 2015-38A, Class DR, 5.210% (3-Month USD Libor+250 basis points), 4/20/2030[5,6,8]	566,448
2,000,000	Series 2021-62A, Class SUB, 0.000%, 1/25/2034[6,8,9]	1,539,049
1,000,000	Series 2016-41A, Class ER, 9.262% (3-Month USD Libor+675 basis points), 4/15/2034[5,6,8]	859,059
1,000,000	Series 2017-44A, Class DR, 9.382% (3-Month USD Libor+687 basis points), 4/15/2034[5,6,8]	889,631
1,000,000	Series 2022-64A, Class E, 8.479% (3-Month Term SOFR+744 basis points), 4/15/2035[5,6,8]	894,692
1,000,000	ASSURANT CLO Ltd. Series 2017-1A, Class ER, 9.910% (3-Month USD Libor+720 basis points), 10/20/2034[5,6,8]	887,130
1,000,000	Atrium Series 9A, Class DR, 5.198% (3-Month USD Libor+360 basis points), 5/28/2030[5,6,8]	929,783

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,060,000	Atrium Series 12A, Class DR, 5.559% (3-Month USD Libor+280 basis points), 4/22/2027[5,6,8]	$991,331
1,000,000	Babson CLO Ltd. Series 2015-IA, Class DR, 5.310% (3-Month USD Libor+260 basis points), 1/20/2031[5,6,8]	883,503
	Bain Capital Credit CLO
500,000	Series 2018-1A, Class D, 5.483% (3-Month USD Libor+270 basis points), 4/23/2031[5,6,8]	451,054
	Bain Capital Credit CLO Ltd.
1,000,000	Series 2021-7A, Class D, 6.009% (3-Month USD Libor+325 basis points), 1/22/2035[5,6,8]	933,896
	Ballyrock CLO Ltd.
1,000,000	Series 2019-1A, Class CR, 5.562% (3-Month USD Libor+305 basis points), 7/15/2032[5,6,8]	929,469
750,000	Series 2019-1A, Class DR, 9.262% (3-Month USD Libor+675 basis points), 7/15/2032[5,6,8]	672,293
	Barings CLO Ltd.
1,000,000	Series 2013-IA, Class ER, 7.910% (3-Month USD Libor+520 basis points), 1/20/2028[5,6,8]	901,959
750,000	Series 2013-IA, Class FR, 9.460% (3-Month USD Libor+675 basis points), 1/20/2028[5,6,8]	649,022
2,300,000	Series 2017-1A, Class E, 8.740% (3-Month USD Libor+600 basis points), 7/18/2029[5,6,8]	2,081,615
1,000,000	Series 2017-1A, Class F, 10.190% (3-Month USD Libor+745 basis points), 7/18/2029[5,6,8]	821,948
1,000,000	Series 2020-1A, Class ER, 9.162% (3-Month USD Libor+665 basis points), 10/15/2036[5,6,8]	876,082
1,000,000	Barings CLO Ltd. Series 2016-2A, Class DR2, 5.860% (3-Month USD Libor+315 basis points), 1/20/2032[5,6,8]	929,967
1,500,000	Barings Euro CLO DAC Series 2015-1X, Class DRR, 3.795% (3-Month EUR Libor+365 basis points), 7/25/2035[5,6]	1,370,037
500,000	Battalion CLO Ltd. Series 2016-10A, Class CR2, 6.233% (3-Month USD Libor+345 basis points), 1/25/2035[5,6,8]	464,253
	Benefit Street Partners CLO Ltd.
805,000	Series 2013-IIA, Class CR, 6.212% (3-Month USD Libor+370 basis points), 7/15/2029[5,6,8]	763,933
1,000,000	Series 2013-IIIA, Class DR, 9.310% (3-Month USD Libor+660 basis points), 7/20/2029[5,6,8]	897,075

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Series 2017-12A, Class D, 8.922% (3-Month USD Libor+641 basis points), 10/15/2030[5,6,8]	$911,848
1,250,000	Series 2018-14A, Class E, 8.060% (3-Month USD Libor+535 basis points), 4/20/2031[5,6,8]	1,037,066
500,000	Series 2019-17A, Class ER, 8.862% (3-Month USD Libor+635 basis points), 7/15/2032[5,6,8]	442,167
1,250,000	Series 2020-21A, Class DR, 5.862% (3-Month USD Libor+335 basis points), 10/15/2034[5,6,8]	1,207,338
1,500,000	Series 2020-21A, Class ER, 9.212% (3-Month USD Libor+670 basis points), 10/15/2034[5,6,8]	1,334,536
1,000,000	Series 2019-18A, Class ER, 9.262% (3-Month USD Libor+675 basis points), 10/15/2034[5,6,8]	881,977
1,000,000	BlueMountain CLO Ltd. Series 2020-29A, Class D2R, 7.033% (3-Month USD Libor+425 basis points), 7/25/2034[5,6,8]	959,326
500,000	Canyon Capital CLO Ltd. Series 2014-1A, Class CR, 4.036% (3-Month USD Libor+275 basis points), 1/30/2031[5,6,8]	434,168
500,000	Carlyle Global Market Strategies CLO Ltd. Series 2014-1A, Class DR, 5.340% (3-Month USD Libor+260 basis points), 4/17/2031[5,6,8]	425,291
2,000,000	CIFC European Funding CLO Series 3X, Class D, 3.600% (3-Month EUR Libor+360 basis points), 1/15/2034[5,6]	1,817,998
1,050,000	CIFC Funding Ltd. Series 2012-2RA, Class D, 8.160% (3-Month USD Libor+545 basis points), 1/20/2028[5,6,8]	936,078
	CIFC Funding Ltd.
2,000,000	Series 2015-3A, Class ER, 7.688% (3-Month USD Libor+495 basis points), 4/19/2029[5,6,8]	1,747,717
1,000,000	Series 2017-1A, Class D, 6.232% (3-Month USD Libor+350 basis points), 4/23/2029[5,6,8]	935,824
1,000,000	Series 2013-4A, Class ERR, 8.219% (3-Month USD Libor+545 basis points), 4/27/2031[5,6,8]	843,569
500,000	Series 2018-3A, Class E, 8.240% (3-Month USD Libor+550 basis points), 7/18/2031[5,6,8]	434,001
1,000,000	Series 2016-1A, Class D2RR, 6.982% (3-Month USD Libor+425 basis points), 10/21/2031[5,6,8]	914,945
1,000,000	Series 2019-2A, Class ER, 9.330% (3-Month USD Libor+659 basis points), 4/17/2034[5,6,8]	896,777
500,000	Series 2019-5A, Class DR, 9.292% (3-Month USD Libor+678 basis points), 1/15/2035[5,6,8]	463,852

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Clear Creek CLO Series 2015-1A, Class DR, 5.660% (3-Month USD Libor+295 basis points), 10/20/2030[5,6,8]	$909,027
	Crestline Denali CLO Ltd.
750,000	Series 2018-1A, Class D, 5.310% (3-Month USD Libor+260 basis points), 1/20/2030[5,6,8]	633,020
1,250,000	Series 2017-1A, Class D, 6.440% (3-Month USD Libor+373 basis points), 4/20/2030[5,6,8]	1,118,807
750,000	Series 2016-1A, Class DR, 6.133% (3-Month USD Libor+335 basis points), 10/23/2031[5,6,8]	668,863
1,750,000	Dartry Park CLO DAC Series 1X, Class CRR, 3.562% (3-Month EUR Libor+335 basis points), 1/28/2034[5,6]	1,548,730
1,000,000	Denali Capital CLO Ltd. Series 2016-1A, Class DR, 5.262% (3-Month USD Libor+275 basis points), 4/15/2031[5,6,8]	841,923
	Dryden CLO Ltd.
4,000,000	Series 2020-86A, Class SUB, 0.000%, 7/17/2030[6,8,9]	2,478,942
995,000	Series 2018-57A, Class D, 3.961% (3-Month USD Libor+255 basis points), 5/15/2031[5,6,8]	891,730
330,000	Series 2018-57A, Class E, 6.611% (3-Month USD Libor+520 basis points), 5/15/2031[5,6,8]	277,721
1,000,000	Series 2020-77A, Class ER, 7.348% (3-Month USD Libor+587 basis points), 5/20/2034[5,6,8]	847,974
1,000,000	Series 2020-77A, Class FR, 9.068% (3-Month USD Libor+759 basis points), 5/20/2034[5,6,8]	779,053
1,000,000	Dryden Euro CLO Series 2021-91X, Class D, 4.850% (3-Month EUR Libor+485 basis points), 4/18/2035[5,6]	957,610
	Dryden Senior Loan Fund
1,000,000	Series 2013-30A, Class FR, 8.661% (3-Month USD Libor+725 basis points), 11/15/2028[5,6,8]	819,406
750,000	Series 2016-45A, Class DR, 5.662% (3-Month USD Libor+315 basis points), 10/15/2030[5,6,8]	701,628
	Eaton Vance CLO Ltd.
1,075,000	Series 2015-1A, Class DR, 5.210% (3-Month USD Libor+250 basis points), 1/20/2030[5,6,8]	918,909
850,000	Series 2015-1A, Class ER, 8.310% (3-Month USD Libor+560 basis points), 1/20/2030[5,6,8]	714,997
500,000	Series 2014-1RA, Class E, 8.212% (3-Month USD Libor+570 basis points), 7/15/2030[5,6,8]	411,201

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
750,000	Series 2018-1A, Class D, 5.712% (3-Month USD Libor+320 basis points), 10/15/2030[5,6,8]	$676,684
1,500,000	Series 2013-1A, Class D3R, 9.312% (3-Month USD Libor+680 basis points), 1/15/2034[5,6,8]	1,355,664
1,000,000	Series 2020-2A, Class ER, 9.012% (3-Month USD Libor+650 basis points), 1/15/2035[5,6,8]	847,501
	Elmwood CLO Ltd.
1,000,000	Series 2019-2A, Class DR, 5.710% (3-Month USD Libor+300 basis points), 4/20/2034[5,6,8]	946,509
600,000	Series 2019-3A, Class FR, 10.450% (3-Month USD Libor+774 basis points), 10/20/2034[5,6,8]	471,145
	Flatiron CLO Ltd.
5,425,000	Series 2017-1A, Class SUB, 0.000%, 5/15/2030[6,8,9]	2,719,808
3,500,000	Series 2018-1A, Class SUB, 0.000%, 4/17/2031[6,8,9]	1,853,116
1,000,000	Series 2020-1A, Class D, 5.268% (3-Month USD Libor+379 basis points), 11/20/2033[5,6,8]	964,426
1,750,000	Series 2020-1A, Class E, 9.328% (3-Month USD Libor+785 basis points), 11/20/2033[5,6,8]	1,659,526
750,000	Series 2021-1A, Class E, 8.738% (3-Month USD Libor+600 basis points), 7/19/2034[5,6,8]	654,411
750,000	Flatiron RR CLO LLC Series 2021-2A, Class E, 8.712% (3-Month USD Libor+620 basis points), 10/15/2034[5,6,8]	700,872
1,320,000	Galaxy CLO Ltd. Series 2017-23A, Class E, 8.933% (3-Month USD Libor+615 basis points), 4/24/2029[5,6,8]	1,214,968
	Galaxy CLO Ltd.
1,000,000	Series 2017-24A, Class D, 4.962% (3-Month USD Libor+245 basis points), 1/15/2031[5,6,8]	897,105
500,000	Series 2017-24A, Class E, 8.012% (3-Month USD Libor+550 basis points), 1/15/2031[5,6,8]	433,873
	Generate CLO Ltd.
1,000,000	Series 9A, Class E, 9.560% (3-Month USD Libor+685 basis points), 10/20/2034[5,6,8]	887,764
1,000,000	Series 6A, Class ER, 9.559% (3-Month USD Libor+680 basis points), 1/22/2035[5,6,8]	849,525
2,000,000	Gilbert Park CLO Ltd. Series 2017-1A, Class E, 8.912% (3-Month USD Libor+640 basis points), 10/15/2030[5,6,8]	1,834,366
1,000,000	GoldenTree Loan Management U.S. CLO Ltd. Series 2020-7A, Class FR, 10.460% (3-Month USD Libor+775 basis points), 4/20/2034[5,6,8]	787,565

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
750,000	Series 2021-10A, Class F, 10.500% (3-Month USD Libor+779 basis points), 7/20/2034[5,6,8]	$590,228
500,000	Series 2020-8A, Class ER, 8.860% (3-Month USD Libor+615 basis points), 10/20/2034[5,6,8]	444,858
	GoldenTree Loan Opportunities Ltd.
500,000	Series 2014-9A, Class ER2, 8.466% (3-Month USD Libor+566 basis points), 10/29/2029[5,6,8]	452,160
1,500,000	Series 2016-12A, Class ER, 8.132% (3-Month USD Libor+540 basis points), 7/21/2030[5,6,8]	1,304,801
500,000	Greenwood Park CLO Ltd. Series 2018-1A, Class E, 7.462% (3-Month USD Libor+495 basis points), 4/15/2031[5,6,8]	420,458
1,000,000	Griffith Park CLO DAC Series 1X, Class DR, 5.520% (3-Month EUR Libor+552 basis points), 11/21/2031[5,6]	845,632
	Grippen Park CLO Ltd.
4,000,000	Series 2017-1A, Class SUB, 0.000%, 1/20/20306,8,9	1,685,035
1,000,000	Series 2017-1A, Class E, 8.410% (3-Month USD Libor+570 basis points), 1/20/2030[5,6,8]	887,807
	Highbridge Loan Management Ltd.
1,850,000	Series 7A-2015, Class DR, 3.811% (3-Month USD Libor+240 basis points), 3/15/2027[5,6,8]	1,790,144
850,000	Series 3A-2014, Class CR, 6.340% (3-Month USD Libor+360 basis points), 7/18/2029[5,6,8]	807,316
875,000	Series 5A-2015, Class DRR, 5.662% (3-Month USD Libor+315 basis points), 10/15/2030[5,6,8]	761,122
3,500,000	Series 12A-18, Class SUB, 0.000%, 7/18/2031[6,8,9]	1,636,467
1,860,000	Series 12A-18, Class D, 7.890% (3-Month USD Libor+515 basis points), 7/18/2031[5,6,8]	1,594,796
	HPS Loan Management Ltd.
500,000	Series 8A-2016, Class ER, 8.210% (3-Month USD Libor+550 basis points), 7/20/2030[5,6,8]	417,725
2,000,000	Series 15A-19, Class ER, 9.306% (3-Month Term SOFR+680 basis points), 1/22/2035[5,6,8]	1,783,241
1,000,000	Invesco CLO Ltd. Series 2021-1A, Class E, 8.972% (3-Month USD Libor+646 basis points), 4/15/2034[5,6,8]	886,763
1,000,000	Jay Park CLO Ltd. Series 2016-1A, Class DR, 7.910% (3-Month USD Libor+520 basis points), 10/20/2027[5,6,8]	913,607

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
750,000	KKR CLO Ltd. Series 13, Class ER, 7.690% (3-Month USD Libor+495 basis points), 1/16/2028[5,6,8]	$690,708
750,000	LCM LP Series 18A, Class DR, 5.510% (3-Month USD Libor+280 basis points), 4/20/2031[5,6,8]	661,910
1,000,000	Madison Park Funding Ltd. Series 2014-13A, Class FR, 10.688% (3-Month USD Libor+795 basis points), 4/19/2030[5,6,8]	846,318
	Madison Park Funding Ltd.
1,250,000	Series 2015-19A, Class CR, 4.909% (3-Month USD Libor+215 basis points), 1/22/2028[5,6,8]	1,162,638
1,000,000	Series 2015-19A, Class DR, 7.109% (3-Month USD Libor+435 basis points), 1/22/2028[5,6,8]	897,651
1,000,000	Series 2015-19A, Class ER, 8.859% (3-Month USD Libor+610 basis points), 1/22/2028[5,6,8]	835,050
2,000,000	Series 2014-13A, Class ER, 8.488% (3-Month USD Libor+575 basis points), 4/19/2030[5,6,8]	1,830,582
1,750,000	Series 2017-26A, Class DR, 5.806% (3-Month USD Libor+300 basis points), 7/29/2030[5,6,8]	1,616,436
875,000	Magnetite Ltd. Series 2016-18A, Class ER, 6.661% (3-Month USD Libor+525 basis points), 11/15/2028[5,6,8]	770,251
	Magnetite Ltd.
2,150,000	Series 2012-7A, Class DR2, 7.012% (3-Month USD Libor+450 basis points), 1/15/2028[5,6,8]	1,871,424
500,000	Series 2015-16A, Class ER, 7.740% (3-Month USD Libor+500 basis points), 1/18/2028[5,6,8]	457,759
1,000,000	Series 2014-8A, Class ER2, 8.162% (3-Month USD Libor+565 basis points), 4/15/2031[5,6,8]	897,489
1,000,000	Series 2019-22A, Class ER, 8.862% (3-Month USD Libor+635 basis points), 4/15/2031[5,6,8]	930,070
1,050,000	Series 2015-12A, Class FR, 10.462% (3-Month USD Libor+795 basis points), 10/15/2031[5,6,8]	865,967
1,500,000	Series 2015-14RA, Class F, 10.670% (3-Month USD Libor+793 basis points), 10/18/2031[5,6,8]	1,201,479
800,000	Milos CLO Ltd. Series 2017-1A, Class ER, 8.860% (3-Month USD Libor+615 basis points), 10/20/2030[5,6,8]	717,491
	Morgan Stanley Eaton Vance CLO Ltd.
1,000,000	Series 2021-1A, Class E, 9.533% (3-Month USD Libor+675 basis points), 10/20/2034[5,6,8]	881,567

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,250,000	Series 2022-16A, Class E, 7.638% (3-Month Term SOFR+685 basis points), 4/15/2035[5,6,8]	$1,094,708
750,000	Mountain View Clo Ltd. Series 2019-1A, Class DR, 6.452% (3-Month USD Libor+394 basis points), 10/15/2034[5,6,8]	702,315
1,000,000	Mountain View CLO Ltd. Series 2015-10A, Class E, 7.305% (3-Month USD Libor+485 basis points), 10/13/2027[5,6,8]	910,384
	Neuberger Berman CLO Ltd.
1,000,000	Series 2016-22A, Class ER, 8.800% (3-Month USD Libor+606 basis points), 10/17/2030[5,6,8]	876,187
5,000,000	Series 2015-20A, Class SUB, 0.000%, 7/15/2034[6,8,9]	1,864,185
	Neuberger Berman Loan Advisers CLO Ltd.
1,000,000	Series 2018-27A, Class E, 7.712% (3-Month USD Libor+520 basis points), 1/15/2030[5,6,8]	860,000
1,000,000	Series 2020-36A, Class ER, 9.460% (3-Month USD Libor+675 basis points), 4/20/2033[5,6,8]	921,205
1,000,000	Neuberger Berman Loan Advisers Euro CLO Series 2021-1X, Class D, 3.002% (3-Month EUR Libor+300 basis points), 4/17/2034[5,6]	862,874
1,000,000	New Mountain CLO Ltd. Series CLO-3A, Class E, 9.310% (3-Month USD Libor+660 basis points), 10/20/2034[5,6,8]	873,730
	New Mountain CLO Ltd.
1,000,000	Series CLO-2A, Class E, 8.872% (3-Month USD Libor+636 basis points), 4/15/2034[5,6,8]	872,286
1,500,000	Series CLO-1A, Class ER, 9.192% (3-Month USD Libor+668 basis points), 10/15/2034[5,6,8]	1,307,367
1,250,000	Oak Hill Credit Partners Ltd. Series 2014-10RA, Class D2R, 7.460% (3-Month USD Libor+475 basis points), 4/20/2034[5,6,8]	1,219,616
	OCP CLO Ltd.
1,000,000	Series 2017-14A, Class C, 4.078% (3-Month USD Libor+260 basis points), 11/20/2030[5,6,8]	907,576
500,000	Series 2020-8RA, Class D, 9.740% (3-Month USD Libor+700 basis points), 1/17/2032[5,6,8]	453,963
1,250,000	Series 2020-18A, Class ER, 9.140% (3-Month USD Libor+643 basis points), 7/20/2032[5,6,8]	1,106,733
1,000,000	Series 2019-17A, Class ER, 9.210% (3-Month USD Libor+650 basis points), 7/20/2032[5,6,8]	913,011
1,000,000	Series 2016-12A, Class DR2, 4.061% (3-Month Term SOFR+334 basis points), 4/18/2033[5,6,8]	903,219

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Series 2016-12A, Class ER2, 7.871% (3-Month Term SOFR+715 basis points), 4/18/2033[5,6,8]	$907,384
1,000,000	Series 2021-22A, Class D, 5.810% (3-Month USD Libor+310 basis points), 12/2/2034[5,6,8]	879,499
1,000,000	Series 2021-22A, Class E, 9.310% (3-Month USD Libor+660 basis points), 12/2/2034[5,6,8]	870,000
1,500,000	Octagon Investment Partners Ltd. Series 2020-4A, Class ER, 9.312% (3-Month USD Libor+680 basis points), 1/15/2035[5,6,8]	1,364,191
	Octagon Investment Partners Ltd.
500,000	Series 2019-3A, Class ER, 9.262% (3-Month USD Libor+675 basis points), 7/15/2034[5,6,8]	431,920
750,000	Series 2020-1A, Class ER, 8.960% (3-Month USD Libor+625 basis points), 7/20/2034[5,6,8]	670,962
1,000,000	OSD CLO Ltd. Series 2021-23A, Class E, 8.740% (3-Month USD Libor+600 basis points), 4/17/2031[5,6,8]	899,003
	OZLM Ltd.
600,000	Series 2015-12X, Class E, 7.936% (3-Month USD Libor+665 basis points), 4/30/2027[5,6]	531,707
1,000,000	Series 2017-19A, Class DR, 10.142% (3-Month USD Libor+763 basis points), 1/15/2035[5,6,8]	879,104
	OZLM Ltd.
1,500,000	Series 2014-8A, Class DRR, 8.820% (3-Month USD Libor+608 basis points), 10/17/2029[5,6,8]	1,286,945
1,500,000	Series 2018-22A, Class C, 5.390% (3-Month USD Libor+265 basis points), 1/17/2031[5,6,8]	1,327,583
1,750,000	Series 2014-6A, Class CS, 5.870% (3-Month USD Libor+313 basis points), 4/17/2031[5,6,8]	1,567,970
1,000,000	Series 2018-20A, Class C, 5.660% (3-Month USD Libor+295 basis points), 4/20/2031[5,6,8]	885,293
1,500,000	Post CLO Ltd. Series 2022-1A, Class E, 7.463% (3-Month Term SOFR+675 basis points), 4/20/2035[5,6,8]	1,313,409
750,000	PPM CLO Ltd. Series 2019-3A, Class ER, 9.350% (3-Month USD Libor+661 basis points), 4/17/2034[5,6,8]	643,753
	Recette CLO Ltd.
1,000,000	Series 2015-1A, Class YRR, 0.100%, 4/20/2034[6,8]	31,958
1,750,000	Series 2015-1A, Class FRR, 11.180% (3-Month USD Libor+847 basis points), 4/20/2034[5,6,8]	1,442,410

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,200,000	Regatta Funding LP Series 2013-2A, Class CR2, 6.212% (3-Month USD Libor+370 basis points), 1/15/2029[5,6,8]	$1,137,565
	Regatta Funding Ltd.
1,000,000	Series 2018-4A, Class D, 9.283% (3-Month USD Libor+650 basis points), 10/25/2031[5,6,8]	864,460
750,000	Series 2016-1A, Class ER2, 8.496% (3-Month USD Libor+640 basis points), 6/20/2034[5,6,8]	656,653
625,000	Riserva CLO Ltd. Series 2016-3A, Class FRR, 11.250% (3-Month USD Libor+851 basis points), 1/18/2034[5,6,8]	517,786
	Rockford Tower CLO Ltd.
1,125,000	Series 2017-2A, Class ER, 8.762% (3-Month USD Libor+625 basis points), 10/15/2029[5,6,8]	1,000,336
1,400,000	Series 2020-1A, Class E, 9.610% (3-Month USD Libor+690 basis points), 1/20/2032[5,6,8]	1,279,647
1,000,000	Series 2021-2A, Class E, 9.110% (3-Month USD Libor+640 basis points), 7/20/2034[5,6,8]	864,750
1,000,000	Series 2021-3A, Class E, 9.430% (3-Month USD Libor+672 basis points), 10/20/2034[5,6,8]	879,322
1,000,000	Shackleton CLO Ltd. Series 2013-4RA, Class C, 5.325% (3-Month USD Libor+287 basis points), 4/13/2031[5,6,8]	883,472
	Signal Peak CLO Ltd.
1,000,000	Series 2014-1A, Class DR3, 6.140% (3-Month USD Libor+340 basis points), 4/17/2034[5,6,8]	967,819
5,121,212	Series 2017-4A, Class SUB, 0.000%, 10/26/20346,[8,9]	2,534,633
	Sound Point CLO Ltd.
1,250,000	Series 2016-2A, Class ER, 9.610% (3-Month USD Libor+690 basis points), 10/20/2028[5,6,8]	1,141,522
1,000,000	Series 2019-1A, Class DR, 6.210% (3-Month USD Libor+350 basis points), 1/20/2032[5,6,8]	908,821
1,000,000	Series 2019-3A, Class DR, 6.283% (3-Month USD Libor+350 basis points), 10/25/2034[5,6,8]	916,473
1,000,000	Stratus CLO Ltd. Series 2021-2A, Class F, 10.070% (3-Month USD Libor+736 basis points), 12/28/2029[5,6,8]	860,880
650,000	Stratus CLO Ltd. Series 2021-1A, Class F, 9.960% (3-Month USD Libor+725 basis points), 12/29/2029[5,6,8]	544,538

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	TCI-Flatiron CLO Ltd.
1,000,000	Series 2016-1A, Class DR3, 5.481% (3-Month Term SOFR+300 basis points), 1/17/2032[5,6,8]	$916,934
1,500,000	Series 2016-1A, Class ER3, 8.731% (3-Month Term SOFR+625 basis points), 1/17/2032[5,6,8]	1,329,736
750,000	TCI-Symphony CLO Ltd. Series 2017-1A, Class E, 8.962% (3-Month USD Libor+645 basis points), 7/15/2030[5,6,8]	655,651
1,000,000	Thayer Park CLO Ltd. Series 2017-1A, Class ER, 11.580% (3-Month USD Libor+887 basis points), 4/20/2034[5,6,8]	852,120
1,600,000	THL Credit Wind River CLO Ltd. Series 2013-2A, Class DR, 5.690% (3-Month USD Libor+295 basis points), 10/18/2030[5,6,8]	1,395,306
1,000,000	Thompson Park CLO Ltd. Series 2021-1A, Class E, 8.822% (3-Month USD Libor+631 basis points), 4/15/2034[5,6,8]	886,957
	TICP CLO Ltd.
1,500,000	Series 2018-3R, Class E, 8.610% (3-Month USD Libor+590 basis points), 4/20/2028[5,6,8]	1,381,444
2,000,000	Series 2018-IA, Class D, 8.536% (3-Month USD Libor+577 basis points), 4/26/2028[5,6,8]	1,826,935
688,000	Series 2016-5A, Class ER, 8.490% (3-Month USD Libor+575 basis points), 7/17/2031[5,6,8]	591,549
250,000	Series 2019-13A, Class ER, 8.712% (3-Month USD Libor+620 basis points), 4/15/2034[5,6,8]	220,225
	Voya CLO Ltd.
750,000	Series 2015-1A, Class CR, 5.090% (3-Month USD Libor+235 basis points), 1/18/2029[5,6,8]	675,023
500,000	Series 2013-1A, Class CR, 5.462% (3-Month USD Libor+295 basis points), 10/15/2030[5,6,8]	445,541
1,000,000	Series 2016-3A, Class CR, 5.990% (3-Month USD Libor+325 basis points), 10/18/2031[5,6,8]	892,959
1,000,000	Series 2020-2A, Class ER, 9.138% (3-Month USD Libor+640 basis points), 7/19/2034[5,6,8]	877,156
1,000,000	Series 2020-3A, Class DR, 5.960% (3-Month USD Libor+325 basis points), 10/20/2034[5,6,8]	934,642
1,000,000	Series 2019-4A, Class ER, 9.222% (3-Month USD Libor+671 basis points), 1/15/2035[5,6,8]	890,773
750,000	Series 2022-1A, Class E, 8.352% (3-Month Term SOFR+747 basis points), 4/20/2035[5,6,8]	682,710

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
750,000	Wind River CLO Ltd. Series 2014-3A, Class DR2, 6.159% (3-Month USD Libor+340 basis points), 10/22/2031[5,6,8]	$683,803
	York CLO Ltd.
1,000,000	Series 3A, Class ER, 9.110% (3-Month USD Libor+640 basis points), 10/20/2029[5,6,8]	916,850
1,250,000	Series 2014-1A, Class ERR, 8.339% (3-Month USD Libor+558 basis points), 10/22/2029[5,6,8]	1,125,511
750,000	Series 2A, Class DR, 5.359% (3-Month USD Libor+260 basis points), 1/22/2031[5,6,8]	684,234
1,250,000	Series 7A, Class D, 6.559% (3-Month USD Libor+380 basis points), 1/22/2033[5,6,8]	1,162,626
	Total Asset-Backed Securities
	(Cost $206,497,427)	185,398,927
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.0%
203,000	DBUBS Mortgage Trust Series 2011-LC3A, Class PM2, 5.098%, 5/10/2044[6,8,9]	189,653
650,000	GS Mortgage Securities Corp. Series 2012-TMSQ, Class C, 3.458%, 12/10/2030[6,8,9]	649,136
750,000	Sixth Street CLO Ltd. Series 2021-17A, Class E, 8.910% (3-Month USD Libor+620 basis points), 1/20/2034[5,6,8]	660,764
500,000	WFLD Mortgage Trust Series 2014-MONT, Class D, 3.755%, 8/10/2031[6,8,9]	409,378
750,000	Worldwide Plaza Trust Series 2017-WWP, Class F, 3.596%, 11/10/2036[8,9]	581,482
	Total Commercial Mortgage-Backed Securities
	(Cost $2,634,066)	2,490,413
	CORPORATE — 7.9%
	BASIC MATERIALS — 0.9%
473,000	Axalta Coating Systems Dutch Holding B B.V. 3.750%, 1/15/2025[6]	454,515
350,000	EverArc Escrow Sarl 5.000%, 10/30/2029[6,7,8]	307,990
500,000	INEOS Quattro Finance 2 PLC 3.375%, 1/15/2026[6,7,8]	443,337
750,000	Nobian Finance B.V. 3.625%, 7/15/2026[6]	616,218
500,000	SCIL IV LLC / SCIL USA Holdings LLC 5.375%, 11/1/2026[6,8]	419,695
		2,241,755

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	COMMUNICATIONS — 1.7%
750,000	Airbnb, Inc. 0.000%, 3/15/2026[10]	$656,250
800,000	Cable One, Inc. 1.125%, 3/15/2028[10]	692,000
600,000	Getty Images, Inc. 9.750%, 3/1/2027[6,8]	570,111
1,000,000	Kaixo Bondco Telecom S.A. 5.125%, 9/30/2029[6]	883,759
125,000	LCPR Senior Secured Financing DAC 6.750%, 10/15/2027[6,7,8]	121,706
800,000	Summer BC Bidco B LLC 5.500%, 10/31/2026[6,8]	695,189
250,000	United Group B.V. 3.625%, 2/15/2028[6]	200,473
600,000	Wp/ap Telecom Holdings III B.V. 5.500%, 1/15/2030[6]	528,891
		4,348,379
	CONSUMER, CYCLICAL — 1.2%
325,000	American Axle & Manufacturing, Inc. 6.500%, 4/1/2027[6]	312,513
95,000	Avient Corp. 7.125%, 8/1/2030[6,8]	98,048
700,000	BK LC Lux Finco1 Sarl 5.250%, 4/30/2029[6]	599,765
500,000	Everi Holdings, Inc. 5.000%, 7/15/2029[6,8]	450,627
300,000	Life Time, Inc. 8.000%, 4/15/2026[6,8]	283,544
650,000	Lions Gate Capital Holdings LLC 5.500%, 4/15/2029[6,8]	530,822
300,000	Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc. 6.625%, 3/1/2030[6,8]	269,903
800,000	ZF Finance GmbH 2.000%, 5/6/2027[6]	691,433
		3,236,655
	CONSUMER, NON-CYCLICAL — 1.2%
800,000	Albion Financing 1 SARL / Aggreko Holdings, Inc. 6.125%, 10/15/2026[6,7,8]	706,102
800,000	Block, Inc. 0.000%, 5/1/2026[10]	665,600

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
288,000	Garden Spinco Corp. 8.625%, 7/20/2030[6,8]	$302,838
750,000	House of Finance N.V. 4.375%, 7/15/2026[6]	765,293
875,000	Shift4 Payments, Inc. 0.500%, 8/1/2027[8,10]	632,187
		3,072,020
	ENERGY — 0.8%
400,000	CVR Energy, Inc. 5.250%, 2/15/2025[6,8]	383,284
	Genesis Energy LP / Genesis Energy Finance Corp.
200,000	6.250%, 5/15/2026[6]	185,923
400,000	7.750%, 2/1/2028[6]	386,950
300,000	Murray Energy Corp. 11.250% *,6,8,11	—
625,000	Nabors Industries Ltd. 7.250%, 1/15/2026[6,7,8]	569,065
700,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 6.000%, 3/1/2027[6,8]	651,519
		2,176,741
	FINANCIAL — 0.3%
750,000	Acrisure LLC / Acrisure Finance, Inc. 7.000%, 11/15/2025[6,8]	720,750
	INDUSTRIAL — 0.9%
400,000	Cellnex Finance Co., S.A. 1.000%, 9/15/2027[6]	354,610
900,000	Mauser Packaging Solutions Holding Co. 4.750%, 4/15/2024[6]	885,993
512,000	Trident TPI Holdings, Inc. 6.625%, 11/1/2025[6,8]	452,278
800,000	Trivium Packaging Finance B.V. 8.500%, 8/15/2027[6,7,8]	766,117
		2,458,998
	TECHNOLOGY — 0.9%
625,000	Boxer Parent Co., Inc. 9.125%, 3/1/2026[6,8]	598,601
240,000	Entegris Escrow Corp. 5.950%, 6/15/2030[6,8]	238,514

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	TECHNOLOGY (Continued)
510,000	Minerva Merger Sub, Inc. 6.500%, 2/15/2030[6,8]	$462,188
650,000	Playtika Holding Corp. 4.250%, 3/15/2029[6,8]	583,859
600,000	Presidio Holdings, Inc. 8.250%, 2/1/2028[6,8]	566,940
		2,450,102
	Total Corporate
	(Cost $22,129,358)	20,705,400
	Total Bonds
	(Cost $231,260,851)	208,594,740

Number of Shares
	COMMON STOCKS — 0.2%
	FINANCIAL — 0.2%
6,869	SL Green Realty Corp. - REIT	341,046
10,700	Vornado Realty Trust - REIT	325,173
		666,219
	Total Common Stocks
	(Cost $1,048,246)	666,219
	SHORT-TERM INVESTMENTS — 6.5%
16,897,608	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 1.44%[12,13]	16,897,608
	Total Short-Term Investments
	(Cost $16,897,608)	16,897,608
	TOTAL INVESTMENTS — 106.3%
	(Cost $302,277,043)	277,964,745
	Liabilities in Excess of Other Assets — (6.3)%	(16,583,277)
	TOTAL NET ASSETS — 100.0%	$261,381,468

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Principal Amount		Value
	SECURITIES SOLD SHORT — (0.3)%
	BONDS — (0.3)%
	CORPORATE — (0.3)%
	CONSUMER, CYCLICAL — (0.3)%
$(775,000)	Guitar Center, Inc. 8.500%, 1/15/2026[6,8]	$(713,504)
	Total Corporate
	(Proceeds $717,054)	(713,504)
	Total Bonds
	(Proceeds $717,054)	(713,504)
	Total Securities Sold Short
	(Proceeds $717,054)	$(713,504)

REIT –   Real Estate Investment Trusts

*	Non-income producing security.
[1]	Local currency.
[2]	All or a portion of the loan is unfunded.
[3]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[4]	Denotes investments purchased on a when-issued or delayed delivery basis.
[5]	Floating rate security.
[6]	Callable.
[7]	Foreign security denominated in U.S. Dollars.
[8]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The absolute value of these securities is $192,493,470 which represents 73.64% of total net assets of the Fund.
[9]	Variable rate security.
[10]	Convertible security.
[11]	Security is in default.
[12]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $1,610,873, which represents 0.62% of total net assets of the Fund.
[13]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

SWAP CONTRACTS

CREDIT DEFAULT SWAP CONTRACTS

Counterparty/ Reference Entity	Rating(a) (Moody's/ S&P)	Pay/(b) Receive Fixed Rate	Fixed/Rate Frequency	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
J.P. Morgan
Markit CDX High Yield CDSI Series 37 Index	B+	Receive	5%/Quarterly	12/20/26	$10,000,000	$(228,618)	$(301,737)	$(530,355)
Markit CMBX Investment Grade CDSI Series 6 Index	BBB-	Receive	3%/Quarterly	5/11/63	898,843	(216,846)	11,843	(205,003)
Markit CDX NA Investment Grade CDSI Series 37 Index	BBB-	Receive	1%/Quarterly	12/20/26	2,000,000	(283,000)	84,220	(198,780)
TOTAL CREDIT DEFAULT SWAP CONTRACTS						$(728,464)	$(205,674)	$(934,138)

(a)	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s and Standard & Poor’s (S&P) ratings are believed to be the most recent ratings available at July 31, 2022.
(b)	If Palmer Square Opportunistic Income Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Opportunistic Income Fund is receiving a fixed rate, Palmer Square Opportunistic Income Fund acts as guarantor of the variable instrument.

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Sale Contracts	Counterparty	Currency Exchange	Currency Amount Sold	Value At Settlement Date	Value At July 31, 2022	Unrealized Appreciation (Depreciation)
Euro	JP Morgan	EUR per USD	(15,850,000)	$(16,658,986)	$(16,319,022)	$339,964
				(16,658,986)	(16,319,022)	339,964
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS				$(16,658,986)	$(16,319,022)	$339,964

EUR – Euro

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED SUMMARY OF INVESTMENTS

As of July 31, 2022

Security Type/Sector	Percent of Total Net Assets
Bonds
Asset-Backed Securities	70.9%
Corporate	7.9%
Commercial Mortgage-Backed Securities	1.0%
Total Bonds	79.8%
Bank Loans	19.8%
Common Stocks
Financial	0.2%
Total Common Stocks	0.2%
Short-Term Investments	6.5%
Total Investments	106.3%
Liabilities in Excess of Other Assets	(6.3)%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of July 31, 2022

Assets:
Investments, at value (cost $302,277,043)	$277,964,745
Foreign currency, at value (cost $935,939)	949,612
Cash	4,048,501
Cash held at broker for securities sold short and swap contracts	788,893
Segregated cash held by custodian for benefit of brokers	4,130,000
Receivables:
Unrealized appreciation on forward foreign currency exchange contracts	339,964
Unrealized appreciation on open swap contracts	96,063
Investment securities sold	1,084,814
Fund shares sold	273,518
Interest	1,281,509
Prepaid legal fees	212,809
Prepaid commitment fees	177,397
Prepaid expenses	14,658
Total assets	291,362,483

Liabilities:
Securities sold short, at value (proceeds $717,054)	713,504
Payables:
Premiums received on open swap contracts	728,464
Unrealized depreciation on open swap contracts	301,737
Investment securities purchased	14,793,770
Funds borrowed	13,000,000
Advisory fees	212,578
Shareholder servicing fees (Note 6)	41,246
Fund accounting and administration fees	43,262
Transfer agent fees and expenses	13,730
Custody fees	12,174
Legal fees	42,065
Interest on borrowings	24,375
Auditing fees	18,987
Trustees' fees and expenses	6,309
Interest on securities sold short	2,928
Accrued other expenses	25,886
Total liabilities	29,981,015

Net Assets	$261,381,468

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$281,970,175
Total distributable earnings (accumulated deficit)	(20,588,707)
Net Assets	$261,381,468

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$261,381,468
Shares of beneficial interest issued and outstanding	15,615,868
Redemption price per share	$16.74

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended July 31, 2022

Investment Income:
Interest	$17,708,724
Dividends	86,966
Total investment income	17,795,690

Expenses:
Advisory fees	2,379,877
Shareholder servicing fees (Note 6)	227,130
Fund accounting and administration fees	256,233
Transfer agent fees and expenses	90,567
Custody fees	24,533
Legal fees	149,404
Interest on securities sold short	82,914
Trustees' fees and expenses	63,789
Shareholder reporting fees	58,581
Brokerage expense	54,892
Registration fees	50,633
Commitment fees (Note 11)	47,269
Interest on borrowings (Note 11)	24,375
Insurance fees	19,556
Auditing fees	19,137
Miscellaneous	16,840
Total expenses	3,565,730
Net investment income (loss)	14,229,960

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	854,499
Purchased options contracts	(712,659)
Securities sold short	542,716
Written options contracts	45,073
Swaptions contracts	25,500
Swap contracts	109,314
Foreign currency transactions	882,961
Net realized gain (loss)	1,747,404
Net change in unrealized appreciation (depreciation) on:
Investments	(30,334,126)
Purchased options contracts	327,249
Securities sold short	(23,670)
Forward contracts	278,264
Written options contracts	(19,118)
Swap contracts	(145,338)
Foreign currency translations	26,045
Net change in unrealized appreciation (depreciation)	(29,890,694)
Net realized and unrealized (loss)	(28,143,290)

Net Increase (Decrease) in Net Assets from Operations	$(13,913,330)

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2022	July 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$14,229,960	$11,793,161
Net realized gain (loss) on investments, purchased options contracts, securities sold short, forward contracts, written options contracts, swaptions contracts, swap contracts and foreign currency	1,747,404	5,103,071
Net change in unrealized appreciation (depreciation) on investments, purchased options contracts, securities sold short, forward contracts, written options contracts, swaptions contracts, swap contracts, and foreign currency	(29,890,694)	18,108,142
Net increase (decrease) in net assets resulting from operations	(13,913,330)	35,004,374

Distributions to Shareholders:
Total distributions to shareholders	(15,655,052)	(10,716,966)

Capital Transactions:
Net proceeds from shares sold	101,986,932	35,849,568
Reinvestment of distributions	4,576,640	3,159,153
Cost of shares redeemed	(28,919,610)	(63,524,907)
Net increase (decrease) in net assets from capital transactions	77,643,962	(24,516,186)

Total increase (decrease) in net assets	48,075,580	(228,778)

Net Assets:
Beginning of period	213,305,888	213,534,666
End of period	$261,381,468	$213,305,888

Capital Share Transactions:
Shares sold	5,617,937	1,952,341
Shares reinvested	254,504	173,896
Shares redeemed	(1,563,766)	(3,511,742)

Net increase (decrease) in capital share transactions	4,308,675	(1,385,505)

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended July 31, 2022

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$(13,913,330)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(258,371,755)
Sales of long-term portfolio investments	180,446,882
Purchased options contracts and swaptions contracts	(882,558)
Sale of options contracts and swaptions contracts	726,190
Proceeds from securities sold short	6,040,711
Cover short securities	(6,895,695)
Proceeds from written options contracts and swaptions contracts	14,500
Purchase of short-term investments, net	(9,566,635)
Return of capital dividends received	861,133
Increase in foreign currency	(948,315)
Decrease in cash held by broker	986,634
Increase in cash held by custodian	(2,790,000)
Increase in investment securities sold receivable	(638,409)
Increase in interest receivable	(466,186)
Increase in prepaid expenses	(384,275)
Increase in investment securities purchased	7,361,134
Increase in advisory fees payable	34,499
Increase in shareholder servicing fees payable	957
Increase in premiums received on open swap contracts	85,772
Decrease in interest on securities sold short	(40,666)
Increase in accrued expenses payable	41,235
Net amortization on investments	(1,175,493)
Net realized gain	(1,406,159)
Net change in unrealized appreciation/depreciation	29,916,739
Net cash used for operating activities	(70,963,090)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	101,987,424
Cost of shares redeemed	(28,919,610)
Dividends paid to shareholders, net of reinvestments	(11,078,412)
Draw on line of credit	13,000,000
Net cash provided by financing activities	74,989,402

Net increase in cash	4,026,312

Cash:
Beginning of period	22,189
End of period	$4,048,501

Non cash financing activities not included herein consist of $4,576,640 of reinvested dividends.

Cash paid for interest on securities sold short during the period was $79,986.

Cash paid for interest on borrowings during the period was $0.

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended July 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of period	$18.86	$16.82	$18.64	$19.42	$19.28
Income from Investment Operations:
Net investment income (loss)[1]	1.08	1.02	1.14	1.09	1.04
Net realized and unrealized gain (loss)	(1.95)	1.95	(1.82)	(0.66)	(0.02)
Total from investment operations	(0.87)	2.97	(0.68)	0.43	1.02
Less Distributions:
From net investment income	(0.90)	(0.93)	(1.14)	(1.01)	(0.88)
From net realized gains	(0.35)	–	–	(0.20)	–
Total distributions	(1.25)	(0.93)	(1.14)	(1.21)	(0.88)

Net asset value, end of period	$16.74	$18.86	$16.82	$18.64	$19.42

Total return[2]	(4.96)%	17.96%	(3.36)%	2.36%	5.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$261,381	$213,306	$213,535	$183,595	$133,596

Ratio of expenses to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived and expenses absorbed/recovered[3]	1.50%	1.50%	1.62%	1.81%	1.72%
After fees waived and expenses absorbed/recovered[3]	1.50%	1.57%	1.69%	1.85%	1.58%

Ratio of net investment income to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived and expenses absorbed/recovered	5.98%	5.63%	6.70%	5.78%	5.19%
After fees waived and expenses absorbed/recovered[3]	5.98%	5.56%	6.63%	5.74%	5.33%

Senior Securities
Total borrowings (000's omitted)	$13,000	$–	$–	$–	$–
Asset coverage per $1,000 unit of senior indebtedness [4]	$21,106	$–	$–	$–	$–

Portfolio turnover rate	82%	111%	153%	136%	168%

[1]	Based on average shares outstanding for the period.

[2]	Total returns would have been lower/higher had expenses not been waived/recovered and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	If brokerage expense, interest expense and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.09%, 0.07%, 0.19%, 0.35%, and 0.08%, for the years ended July 31, 2022, 2021, 2020, 2019, and 2018, respectively.

[4]	As a result of the Fund having earmarked or segregated securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

July 31, 2022

Note 1 – Organization

The Palmer Square Opportunistic Income Fund (the “Fund”) was organized as a Delaware statutory trust (the “Trust”) on May 1, 2014, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Shares of the Fund are being offered on a continuous basis (the “Shares”). The Fund commenced operations on August 29, 2014. The Fund had no operations prior to August 29, 2014 other than those relating to its organization and the sale of 5,000 shares of beneficial interest in the Fund at $20.00 per share to the Fund’s advisor, Palmer Square Capital Management LLC.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”) per Share. Subject to applicable law and approval of the Board of Trustees of the Fund (the “Board” or “Board of Trustees”), the Fund will seek to conduct such quarterly repurchase offers typically for between 5-10% of the Fund’s outstanding Shares at NAV per Share. In connection with any repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered Shares back to the Fund. The Fund’s Shares are not listed on any securities exchange and there is no secondary trading market for its Shares.

The Fund’s investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Consolidation of Subsidiary

On June 2, 2022, PSOIX Funding I LLC (“PSOIX SPV”) was formed as a limited liability company, and it is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund includes the accounts of PSOIX SPV. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of July 31, 2022, net assets of the PSOIX SPV were $10,163,302, or approximately 3.89% of the Fund’s total net assets.

(b) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, acting through its Valuation Committee, pursuant to procedures adopted by the Board of Trustees of the Trust. The actions of the Advisor Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Advisor Valuation Committee meets as needed.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Income from securitization vehicles and equity investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly, or as required. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

In conjunction with the use of futures contracts and swap contracts, the Fund may be required to maintain collateral in various forms. At July 31, 2022, such collateral is denoted in the Fund’s Consolidated Statement of Assets and Liabilities. Also in conjunction with the use of futures contracts or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At July 31, 2022, these segregated margin deposit accounts are denoted in the Fund’s Consolidated Statement of Assets and Liabilities.

(d) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities (“MBS”), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations (“CMO”) are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

(f) Swap Agreements and Swaptions

The Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund did not enter into any transactions in written swaptions contracts for the year ended July 31, 2022.

(g) Options Contracts

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(h) Futures Contracts

The Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

(i) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(j) Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.

(k) Bank Loans

The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or “earmark” liquid assets, in an amount sufficient to meet such commitments.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

(l) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2022, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(m) Distributions to Shareholders

The Fund will make quarterly distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(n) Counterparty Risks

The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

The Master Repurchase Agreement governs transactions between the Fund and the counterparty. The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Note 3 – Investment Advisory and Other Agreements

The Fund entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. This agreement is in effect until December 1, 2022, and it may be terminated before that date only by the Fund’s Board of Trustees.

The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Fund has recovered all previously available expenses.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended July 31, 2022, are reported on the Consolidated Statement of Operations.

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended July 31, 2022, the total fees reduced by earning credits were $0.

Certain trustees and officers of the Trust are employees of the Advisor and its affiliate. The Fund does not compensate trustees and officers affiliated with the Fund’s Advisor.

Note 4 – Federal Income Taxes

At July 31, 2022, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$301,779,202

Gross unrealized appreciation	$1,137,248
Gross unrealized depreciation	(25,665,209)

Net unrealized appreciation (depreciation) on investments	$(24,527,961)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended July 31, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital and total accumulated deficit as follows:

Increase (Decrease)
Paid-in Capital	Total Accumulated Deficit
$1,102	$(1,102)

As of July 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,421,769
Undistributed long-term capital gains	934,635
Accumulated earnings (deficit)	4,356,404

Accumulated capital and other losses	(442,855)
Unrealized appreciation (depreciation) on securities sold short	3,550
Unrealized appreciation (depreciation) on investments	(24,531,511)
Unrealized appreciation (depreciation) on foreign currency translations, forwards, and swaps	25,705
Total accumulated earnings (deficit)	$(20,588,707)

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. For the tax year ending July 31, 2022, the Fund had qualified post-October capital losses of $442,855.

The tax character of distributions paid during the fiscal years ended July 31, 2022 and July 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$14,700,297	$10,716,966
Net long-term capital gains	954,755	-
Total taxable distributions	15,655,052	10,716,966
Total distributions paid	$15,655,052	$10,716,966

The Palmer Square Opportunistic Income Fund designates $954,755 as a long-term capital gain distribution.

Note 5 – Investment Transactions

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts, swaption contracts and swap contracts, were $258,371,755 and $180,446,882, respectively. Proceeds from securities sold short and cover short securities were $6,040,711 and $6,895,695, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended July 31, 2022, shareholder servicing fees incurred are disclosed on the Consolidated Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of July 31, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Bank Loans	$-	$51,806,178	$-	$51,806,178
Bonds
Asset-Backed Securities	-	185,398,927	-	185,398,927
Commercial Mortgage-Backed Securities	-	2,490,413	-	2,490,413
Corporate*	-	20,705,400	-	20,705,400
Common Stocks
Financial	666,219	-	-	666,219
Short-Term Investments	16,897,608	-	-	16,897,608
Total Investments	$17,563,827	$260,400,918	$-	$277,964,745
Other Financial Instruments***
Forward Contracts	-	339,964	-	339,964
Credit Default Swap Contracts	-	96,063	-	96,063
Total Assets	$17,563,827	$260,836,945	$-	$278,400,772

Liabilities
Securities Sold Short
Bonds
Corporate*	$-	$713,504	$-	$713,504
Total Securities Sold Short	-	713,504	-	713,504

Other Financial Instruments***
Credit Default Swap Contracts	-	301,737	-	301,737
Total Liabilities	$-	$1,015,241	$-	$1,015,241

*	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out by major industry classification, please refer to the Consolidated Schedule of Investments.

**	The Fund did not hold any Level 3 securities at period end.

***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts, and swap contracts. Futures contracts, forward contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Note 9 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of July 31, 2022 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Total
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$-	$-	$339,964	$339,964
Unrealized appreciation on open swap contracts	96,063	-	-	96,063
	$96,063	$-	$339,964	$436,027

Liabilities
Unrealized depreciation on open swap contracts	$301,737	$-	$-	$301,737

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased option contracts	$-	$(712,659)	$-	$(712,659)
Written option contracts	-	45,073	-	45,073
Swaptions contracts	25,500	-	-	25,500
Swap contracts	109,314	-	-	109,314
	$134,814	$(667,586)	$-	$(532,772)

	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased option contracts	$-	$327,249	$-	$327,249
Forward contracts	-	-	278,264	278,264
Written option contracts	-	(19,118)	-	(19,118)
Swap contracts	(145,338)	-	-	(145,338)
	$(145,338)	$308,131	$278,264	$441,057

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

The notional amount is included on the Consolidated Schedule of Investments. The quarterly average volumes of derivative instruments as of July 31, 2022 are as follows:

Derivatives not designated as hedging instruments
Credit contracts	Credit default swap contracts	Notional amount	$6,599,769
Credit contracts	Purchased swaptions contracts	Notional amount	1,000,000
Credit contracts	Written swaptions contracts	Notional amount	(1,000,000)
Equity contracts	Purchased option contracts	Notional amount	27,607,180
Equity contracts	Written option contracts	Notional amount	(5,106,000)
Foreign exchange contracts	Forward contracts	Notional amount	(8,333,428)

Note 10 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Consolidated Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Consolidated Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Consolidated Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Consolidated Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open swap contracts – asset receivable	J.P. Morgan	$96,063	$(96,063)	$-	$-
Unrealized depreciation on open swap contracts – liability payable	J.P. Morgan	301,737	(96,063)	(205,674)	-

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 11 – Line of Credit

The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $75,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 10% of the adjusted net assets of the Fund. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the Wall Street Journal Prime rate minus 50bps, with a minimum rate of 3.00%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.25% per annum. The commitment fees for the year ended July 31, 2022 are disclosed in the Consolidated Statement of Operations. The Fund did not borrow under the line of credit agreement during the year ended July 31, 2022.

PSOIX SPV has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $75,000,000 with Bank of America, n.a. The Fund is permitted to borrow up to $75,000,000 under the Facility. The purpose of the Facility is to provide financing for investment purposes. Loans under the Facility may be base rate loans or SOFR loans. Base rate loans will bear interest at the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the Prime Rate in effect for such day (c) SOFR published on such day by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source) plus 0.10% and (d) 0.00%. SOFR loans bear interest at the rate of 1.40% plus the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York. The Facility requires the payment of 1.30% on the First Unused Amount (on and after the closing date and prior to the five-month anniversary of the closing date, $0; on and after the five-month anniversary of the closing date, the greater of $0 and an amount equity to 70% of the aggregate commitments minus total outstanding loans). The facility also requires the payment of 0.50% on the Second Unused Amount (on and after the closing date and prior to the five-month anniversary of the closing date, aggregate commitments minus total outstanding loans; on and after the five-month anniversary of the closing date, the aggregate commitments minus the greater of total outstanding loans and 70% of the aggregate commitments. The Fund paid $187,500 to Lender as an upfront fee in connection with this Credit Agreement. Such amount is shown as Prepaid commitment fees in the Consolidated Statement of Assets and Liabilities, and it is being amortized over a three-year period from the date of payment. For the year ended July 31, 2022, the average balance outstanding and weighted average interest rate were $520,000 and 3.24%, respectively. The commitment fees and interest on borrowings for the year ended July 31, 2022 are disclosed in the Consolidated Statement of Operations. As of July 31, 2022, the outstanding line of credit balance was $13,000,000. The maximum amount borrowed was $13,000,000 on July 6, 2022 through July 31, 2022.

Note 12 – Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The minimum initial investment in the Fund by any investor is $100,000. However, there is no initial or subsequent investment minimums for accounts maintained by financial institutions (such as registered investment advisers and trusts) for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans (e.g., 401(k) or 457(b) retirement plans; (3) mutual fund platforms; and (4) consulting firms. In addition, there is no initial or subsequent investment minimum for Trustees or officers of the Fund, directors, officers and employees of Palmer Square Capital Management, LLC (the “Advisor”) or Foreside Fund Services, LLC (the “Distributor”) or any of their affiliates. Minimum investment amounts may be waived in the discretion of the Fund or the Advisor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use commercially reasonable efforts to sell the shares.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund, which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers to repurchase at NAV outstanding shares of the Fund. The results of the repurchase offers conducted for the year ended July 31, 2022 are as follows:

Commencement Date	Repurchase Request Deadline	Repurchase Pricing date	Net Asset Value as of Repurchase Offer Date	Shares Repurchased	Amount Repurchased	Percentage of Outstanding Shares Repurchased
July 16, 2021	August 9, 2021	August 9, 2021	$18.87	450,685.098	$8,504,427.80	3.97%
October 15, 2021	November 8, 2021	November 8, 2021	$18.91	331,162.640	$6,262,285.52	2.84%
January 14, 2022	February 9, 2022	February 9, 2022	$18.46	401,752.794	$7,416,356.58	2.88%
April 14, 2022	May 6, 2022	May 6, 2022	$17.72	380,165.947	$6,736,540.58	2.54%

Note 13 – Unfunded Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Consolidated Statement of Assets and Liabilities. As of July 31, 2022, the total unfunded amount was 5.6% of the Fund’s net assets.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

As of July 31, 2022, the Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)
AAdvantage Loyalty IP Ltd.	500,000	491,250	493,750	2,500
AHP Health Partners, Inc.	750,000	706,875	710,156	3,281
Amynta Agency Borrower, Inc.	750,000	732,156	724,208	(7,948)
AssuredPartners, Inc.	750,000	705,000	716,250	11,250
Asurion LLC	250,000	243,750	246,608	2,858
Boxer Parent Co., Inc.	750,000	707,813	724,110	16,297
Caesars Resort Collection LLC	750,000	653,785	661,489	7,704
Chemours Co.	500,000	482,822	490,597	7,775
Dedalus Finance GmbH	800,000	799,722	793,136	(6,586)
Deerfield Dakota Holding LLC	750,000	706,875	729,375	22,500
Ensemble RCM LLC	750,000	740,596	732,962	(7,634)
Excelitas Technologies Corp.	400,000	386,257	395,033	8,776
Fertitta Entertainment LLC	750,000	718,200	715,492	(2,708)
Forest City Enterprises LP	750,000	727,500	718,283	(9,217)
Gainwell Acquisition Corp	750,000	714,375	729,686	15,311
Guggenheim Partners Investment Management Holdings LLC	500,000	493,548	493,807	259
INEOS U.S. Finance LLC	465,486	451,504	453,665	2,161
IQVIA, Inc.	400,000	396,422	400,272	3,850
MH Sub I LLC	750,000	721,908	728,922	7,014
Mitchell International, Inc.	750,000	686,250	712,830	26,580
OneDigital Borrower LLC	750,000	716,325	717,260	935
Pactiv Evergreen Group Holdings, Inc.	750,000	710,710	725,941	15,231
Surgery Center Holdings, Inc.	750,000	701,250	722,291	21,041

Note 14 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

Note 15 – Recently Issued Accounting Pronouncements

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Note 16 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2022

The Fund declared the payment of a distribution to be paid, on September 23, 2022, to shareholders of record on September 22, 2022 as follows:

Long-Term Capital Gain	Short-Term Capital Gain	Income
$-	$-	$0.4466

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

and the Shareholders of the Palmer Square Opportunistic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Palmer Square Opportunistic Income Fund (the “Fund”), including the schedule of investments, as of July 31, 2022, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2014.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 29, 2022

Palmer Square Opportunistic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Megan Leigh Webber, CPA (born 1975) Trustee and Chairperson of the Board	Indefinite; Trustee since August 2014; Chairperson since February 2019	Financial Reporting Manager, The Anschutz Corporation (2000 - present). Supervising Audit Senior, KPMG, LLP (1997 - 2000).	1	Palmer Square Capital BDC Inc. (includes 1 portfolio); Montage Managers Trust, a registered investment company (ceased operations in 2017 – (included 1 portfolio).
James Neville Jr. (born 1964) Trustee	Indefinite; Since August 2014	Portfolio Manager, Great Plains Principal Trading (January 2012 - present). Proprietary Trader (1987 - 2011).	1	Palmer Square Capital BDC Inc. (includes 1 portfolio); Montage Managers Trust, a registered investment company (ceased operations in 2017 – (included 1 portfolio).

Palmer Square Opportunistic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Jeffrey Fox (born 1975) President and Treasurer	Indefinite; President since April 2020 and Treasurer since March 2017	President (March 2020 – present) and Managing Director (April 2013 – present), Palmer Square Capital Management LLC.	N/A	N/A
Scott Betz (born 1977) Chief Compliance Officer	Indefinite; Since April 2018

Chief Operating Officer, Palmer Square Capital Management, LLC (March 2018 – present). Chief Compliance Officer, Palmer Square Capital Management, LLC (March 2018 – March 2021). Chief Operating Officer, Scout Investments, (December 2010 – March 2018). Chief Compliance Officer, Scout Investments (May 2016 – January 2018).

			N/A	N/A
Stacy Brice (born 1980) Secretary	Indefinite; Since November 2019

Chief Compliance Officer (March 2021 – present) and Legal Counsel (August 2019 – present), Palmer Square Capital Management, LLC. Vice President of Compliance, Palmer Square Capital Management, LLC (August 2019 – March 2021). Deputy Chief Compliance Officer, LibreMax Capital (January 2017 – May 2019), and Senior Compliance Officer, LibreMax Capital (September 2015 – January 2017). Compliance Officer, Glade Brook Capital Partners, LLC (March 2012 – September 2015).

			N/A	N/A

The address for the Trustees and officers is 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205.

Palmer Square Opportunistic Income Fund

EXPENSE EXAMPLE

For the Six Months Ended July 31, 2022 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022 to July 31, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	2/1/22	7/31/22	2/1/22 – 7/31/22
Actual Performance	$1,000.00	$931.10	$ 7.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.41	$ 7.44

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

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Palmer Square Opportunistic Income Fund

Investment Advisor

 Palmer Square Capital Management LLC

1900 Shawnee Mission Parkway, Suite 315

 Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

 Two Liberty Place

50 South 16th Street, Suite 2900

 Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Opportunistic Income Fund	PSOIX	611776 105

Privacy Principles of the Palmer Square Opportunistic Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Opportunistic Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting

The Fund’s proxy voting policies and procedures, as well as information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (866) 933-9033 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files its complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those other members of your household, please call the Fund at (866) 933-9033.

Palmer Square Opportunistic Income Fund

 P.O. Box 2175

 Milwaukee, WI 53201

Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s two independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2022	FYE 7/31/2021
Audit Fees	$16,450	$16,300
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2022	FYE 7/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 7/31/2022	FYE 7/31/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Schedule of Investments.

(a)     Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)     Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer Square”) is providing all clients with a summary of its proxy voting procedures.

●	Upon opening an account with Palmer Square, clients are given the option to delegate proxy-voting discretion to Palmer Square by completing the appropriate documents. Palmer Square will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer Square discretionary authority to vote on their behalf.

●	It is Palmer Square’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to limit conflict of interest issues between Palmer Square and its clients. Glass Lewis & Co. and Palmer Square retain a record of all recommendations.

●	Glass Lewis & Co. is a neutral third party that issues recommendations based upon its own internal guidelines.

●	Palmer Square may vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer Square believes it is in the best interest of its clients. In such a case, Palmer Square will have on file a written disclosure detailing why they believe Glass Lewis & Co.’s recommendation was not in the client’s best interest.

●	In situations where there is a conflict of interest in the voting of proxies due to business or personal relationships that Palmer Square maintains with persons having an interest in the outcome of certain votes, Palmer Square will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

●	Palmer Square votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

●	Annually, Palmer Square will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

●	Palmer Square’s Compliance Department will periodically review all proxy votes to ensure consistency with its procedures.

●	Upon request, clients can receive a copy of Palmer Square’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

●	These procedures are currently in effect.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information presented is as of September 1, 2019

Christopher D. Long, Angie K. Long and Taylor R. Moore are jointly and primarily responsible for the day to day management of the Fund and have managed the Fund since it commenced operations on August 29, 2014.

Christopher D. Long. Mr. Long is the President and founder of the Advisor and is responsible for the Advisor’s alternative investments business and credit business, managing both the firm’s investment activities and operations as well as defining its investment policy. Mr. Long was a Managing Director and Investment Committee Member at Prairie Capital Management, LLC (“Prairie”) from 2006 to 2009, where he was one of the team members responsible for the firm’s proprietary alternative investment products. Prior to joining Prairie, Mr. Long was at various New York City-based firms including Sandell Asset Management, Corp. (“Sandell”), a multi-billion multi-strategy hedge fund, where he, as a Research Analyst, invested in both equity and debt securities from 2005 to 2006. Prior to Sandell, he worked at Morgan Stanley in the Credit Derivatives and Distressed Securities Group as an Associate, focusing on the firm’s proprietary investments during the summer of 2004. Before Morgan Stanley, Mr. Long worked at TH Lee Putnam Ventures, a $1.1 billion private equity fund sponsored by Thomas H. Lee Partners and Putnam Investments, from 1999 to 2003. In that role, he was a member of the investment team investing over $200 million of capital and served as a director and board observer at certain companies in which the fund invested. Mr. Long started his career at JPMorgan & Co. in Leveraged Finance and Mergers & Acquisitions (FIG Group), advising corporations and private equity firms on investment banking and capital markets, from 1997 through 1999. Mr. Long received an MBA from the Harvard Business School in 2005, and an undergraduate degree in Economics, cum laude, from Princeton University in 1997.

Angie K. Long, CFA. Ms. Long has been the Chief Investment Officer of the Advisor since February 2011. She is a member of the Advisor’s Investment Committee and has key responsibilities for all investment-related activities with a particular focus on portfolio construction and risk management. Prior to joining Palmer Square, Ms. Long worked for JPMorgan Chase & Co. in New York from 1998 to 2011. There, she held a variety of management and trading roles, including Deputy Head of Credit Trading for North America, Head of High Yield Trading, and Head of Credit Derivatives Trading. She has been a trader within many products and strategies including high yield bonds, high yield credit derivatives, distressed debt, capital structure arbitrage and structured credit. Among other career achievements, Ms. Long is credited with creating the High Yield Debt Index, the first liquid credit trading index. She was named a managing director of JPMorgan Chase & Co. at age 29. She was responsible for building JPMorgan’s High Yield Credit Derivatives business and Credit Options business. Ms. Long holds the Series 7, 63, 4, 55, and 24 securities licenses. She received an AB degree in Economics from Princeton University in 1997 and is a CFA® charterholder.

Taylor R. Moore, CFA. Prior to joining Palmer Square, Taylor worked at JPMorgan Chase & Co. in New York and Delaware. Taylor was an integral part of the firm’s North American foreign exchange business serving as Associate Product Controller. In particular, Taylor played a key role in all financial operations and management of JPMorgan’s Forward and Spot foreign exchange trading desks. He began his career at JPMorgan as part of the firm’s Corporate Development Program, a two year selective leadership development program. Prior to JPMorgan Chase & Co., Taylor worked at Frontier Investment Bank, a boutique investment bank based out of Kansas City. He is also a CFA ® charterholder.

(a)(2) The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of July 31, 2022:

			With Advisory Fee based on Performance
Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Christopher D. Long
Registered Investment Companies:	3	$1,381.51	0	$0
Other pooled investment vehicles:	50	$20,046.73	45	$18,077.45
Other accounts:	92	$1,894.54	0	$0

Angie K. Long, CFA
Registered Investment Companies:	3	$1,381.51	0	$0
Other pooled investment vehicles:	50	$20,046.73	45	$18,077.45
Other accounts:	66	$1,882.03	0	$0

Taylor R. Moore, CFA
Registered Investment Companies:	0	$0	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	1	$2.25	0	$0

Portfolio Manager Potential Material Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles the portfolio manager advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments, it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

The goal of the Advisor is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Advisor have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.

(a)(3) Portfolio Managers’ Compensation as of July 31, 2022.

The portfolio managers receive a fixed base salary. Each portfolio manager is an equity owner of the firm and shares in the firm’s profits. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

(a)(4) Beneficial Ownership of Securities as of July 31, 2022.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Christopher D. Long	None
Angie K. Long, CFA	None
Taylor R. Moore, CFA	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not have any Securities Lending Activities during the period covered by the report.

Item 13. Exhibits.

(1)	Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed October 9, 2015.

(a)

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Palmer Square Opportunistic Income Fund

By (Signature and Title)	/s/ Jeffrey D. Fox
Jeffrey D. Fox, President and Treasurer

Date	10/7/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jeffrey D. Fox
Jeffrey D. Fox, President and Treasurer

Date	10/7/22